SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667		(Zip Code)
Morrisville, VT		05661-0667

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02: Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission , except as shall be expressly provided by specific reference in such filing.

On May 11, 2006, Union Bankshares, Inc. prepared a Company Overview containing previously reported or publicly available information, as of December 31, 2005 to be distributed to brokers, potential or current shareholders, or other interested parties, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits. The following Exhibit is filed as part of this report on Form 8-K:

99.1 Union Bankshares, Inc. Company Overview for December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 11, 2006	/s/ Kenneth D. Gibbons

Kenneth D. Gibbons,
President/Chief Executive Officer

May 11, 2006	/s/ Marsha A. Mongeon

Marsha A. Mongeon
Treasurer/Chief Financial Officer

EXHIBIT INDEX

99.1 Union Bankshares, Inc. Company Overview as of December 31, 2005.
